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                                                                      EXHIBIT 24


Securities and Exchange Commission
Washington, D.C.  20549

         Re:
             Commission File No.
             1934 Act Filings on Form 10-K
             Authorized Representatives

Gentlemen:

     The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the "Authorized Representatives" named below is authorized on his behalf to sign and to submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform, on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. the authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from that person a written communication terminating or modifying the authority.


                           Authorized Representative
                           -------------------------

                                  W. A. Enouen
                         J. A. Bertrand   W. M. Goulet
                         K. H. Hopkins    J. F. Torley

                                Date                                     Date
                                ----                                     ----

/s/ John M. Richards           2/14/95   /s/ David E. Lundeen           2/14/95
- ----------------------------  --------   ----------------------------  --------

/s/ Kenneth H. Hopkins         2/14/95   /s/ Robert J. Siewert          2/14/95
- ----------------------------  --------   ----------------------------  --------

/s/ Joseph M. Rigot            2/14/95   /s/ Robert B. Meeker           3/03/95
- ----------------------------  --------   ----------------------------  --------

/s/ J. F. Torley               2/14/95   /s/ Robert B. Riethman         3/08/95
- ----------------------------  --------   ----------------------------  --------

/s/ W. A. Enouen               2/14/95
- ----------------------------  --------

/s/ Waldemar M. Goulet         2/14/95
- ----------------------------  --------

/s/ John A. Bertrand           2/14/95
- ----------------------------  --------



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